Other liabilities	12 Months Ended
Sep. 30, 2018
Other liabilities
Other liabilities

Note 29. Other liabilities

	Consolidated		Parent Entity
$m	2018	2017	2018	2017
Unearned insurance premiums	398	396	-	-
Outstanding insurance claims	367	339	-	-
Defined benefit deficit1	25	43	9	30
Accrued interest payable	2,968	2,727	2,633	2,416
Credit card loyalty program	308	284	23	16
Securities purchased not delivered	1,343	1,315	1,343	1,315
Trade creditors and other accrued expenses2	1,410	1,109	1,125	890
Other2	2,374	2,393	2,159	2,282

Total other liabilities	9,193	8,606	7,292	6,949

1    Refer to Note 38 for more details.

2    Comparatives have been revised for consistency. Liabilities of $177 million relating to compliance, regulation and remediation were reclassified to compliance, regulation and remediation provisions included in Note 28.